Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time.

The fund’s past performance does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.

The total return for the three-month period ended March 31, 2010 was 0.00%. During the period(s) shown in the bar chart, the highest quarterly return was 1.49% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was 0.00% (for the calendar quarters ended March 31, 2009; June 30, 2009; September 30, 2009; and December 31, 2009).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)
Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(4.00)%	1.75%	1.90%
C Shares	(1.00)%	2.12%	1.81%
529A Shares	0.00%	2.73%	2.38%
529B Shares	(4.00)%	1.57%	1.74%
529C Shares	(1.00)%	1.94%	1.65%
R1 Shares	0.00%	2.03%	1.62%
R2 Shares	0.00%	2.39%	2.00%
R3 Shares	0.00%	2.61%	2.34%
R4 Shares	0.01%	2.85%	2.61%
A Shares	0.01%	2.91%	2.63%

Effective immediately, the following new sub-section entitled “Performance Information” is added beneath the main heading “Other Information":

1

MFS Cash Reserve Fund

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions.  The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The “Performance Table” shows the average annual total returns of each class of the fund, and assumes the reinvestment of distributions.

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993; Class C shares on April 1, 1996; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; and Class R1, Class R2, Class R3, and Class R4 shares on April 1, 2005.

Performance for Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.